                                                                   Exhibit 10.23


                                 AMENDMENT NO. 1

     THIS AMENDMENT NO. 1 (the "Amendment") to the Agreement and Plan of Merger
                                ---------
dated as of March 29, 2000 (the "Agreement") among Pinnacle Systems, Inc., a
                                 ---------
California corporation ("Purchaser"), 1117 Acquisition Corporation, a Delaware
                         ---------
corporation and wholly-owned subsidiary of Purchaser ("1117 Acquisition Corp."),
                                                       ----------------------
Digital Editing Services, Inc., a Delaware corporation (the "Company"), David
                                                             -------
Engelke and Bryan Engelke (Messrs. Engelke are referred to individually as a

"Shareholder" and collectively as the "Shareholders") is effective as of October
 -----------                           ------------
30, 2000 by and among Purchaser, 1117 Acquisition Corp. and the Shareholders.

                                    RECITALS

     A. Purchaser, Company, 1117 Acquisition Corp. and the Shareholders entered into the Agreement providing for the merger of Company with and into 1117 Acquisition Corp. and the survival of 1117 Acquisition Corp. (the "Surviving
                                                                   ---------
Corporation").
-----------

     B. Purchaser, Surviving Corporation and the Shareholders desire to make certain amendments to the Agreement as set forth in this Amendment.

     NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

     1. Paragraphs (a), (b), (c) and (d) of Section 1.7 of the Agreement are amended and restated to read as follows:

         1.7 Earnout Payment.
             ---------------

             (a) Definitions For Determination of Earnout Payment.
                 ------------------------------------------------

                 (i) "Avid Sports" shall mean the division of Purchaser
                      -----------
     operating as Avid Sports;

                 (ii) "Avid Sports Earnout Period" shall mean July 1, 2000 to
                       --------------------------
     March 29, 2001 inclusive;

                 (iii) "Avid Sports Expenses" shall mean (A) all cost of goods
                        --------------------
     sold attributable to Avid Sports Revenue, (B) to the extent not included in clause (A) of this paragraph (iii), all costs and expenses incurred by Avid Sports (operating as a division of Purchaser) during the Avid Sports Earnout Period (calculated in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis with that used by
                  ----
     Purchaser), including all selling, general and administrative expenses and engineering, research and development expenses, and all research and development expenses incurred by the employees of Avid Sports who remain employed by Purchaser and who are designing, developing and improving Avid Sports Products. With respect to clause (B) of the preceding sentence, because certain selling, general and administrative expenses and marketing expenses attributable to the generation of Avid Sports Revenues cannot easily be separated from selling, general and administrative expenses and marketing attributable to revenues of Purchaser that are not Avid Sports Revenues, there shall be allocated to Avid Sports Expenses as follows: an amount equal to (but not greater than) 5% of Avid Sports Revenues for corporate selling, general and administrative expenses, and 5% of Avid Sports Revenues for corporate marketing expenses.

          Avid Sports Expenses shall not include costs or expenses attributable to (1) interest expense, (2) income Taxes, (3) amortization of goodwill or
     (4) any portion of the Earnout Payment. Anything in this definition to the contrary notwithstanding, all costs of goods sold attributable to Avid Sports Resale Goods shall be excluded from the calculation of Avid Sports Expenses. "Avid Sports Resale Goods" shall mean products of Panasonic and
                ------------------------
     JVC sold by Avid Sports;

                 (iv) "Avid Sports Operating Profit" shall mean the difference
                       ----------------------------
     obtained by subtracting Avid Sports Expenses from Avid Sports Revenues;

                 (v) "Avid Sports Revenues" shall mean gross revenues
                      --------------------
    (calculated in accordance with GAAP applied on a consistent basis with that used by Purchaser) recognized by Avid Sports (operating as a division of Purchaser) that are attributable to sales of the following products during the Avid Sports Earnout Period, net of customary and reasonable reserves established in connection with potential returns of any such products: (A) products that were being sold by Avid Sports as of July 1, 2000 ("Existing
                                                                       ---------
     Avid Sports Products"), (B) products that are enhancements, updates,
     --------------------
     improvements, releases, new features and other modifications and all works which constitute "derivative works" of the Existing Avid Sports Products, as such term is defined in 12 U.S. Code Section 101 ("Avid Sports
                                                           -----------
     Derivative Products") and (C) new products designed, developed and/or
     -------------------
     shipped by Avid Sports (operating as a division of Purchaser) (the products described in clauses (A), (B) and (C) are collectively referred to as the "Avid Sports Products").
      --------------------

         Avid Sports Revenues shall not include revenue attributable to sales of the following products (1) products that were being sold by Purchaser as of the date of the Agreement ("Existing Purchaser Products"), (2) products
                                 ---------------------------
     that are enhancements, updates, improvements, releases, new features and other modifications and all works that constitute "derivative works" of the Existing Purchaser Products, other than Avid Sports Derivative Products, and (3) new Purchaser products that are not included within clauses (A),
     (B) and (C) of the preceding paragraph. Anything in this definition to the contrary notwithstanding, all revenues attributable to Avid Sports Resale Goods shall be excluded from the calculation of Avid Sports Revenues.

                 (vi) "Company Earnout Period" shall mean the 12 month period
                       ----------------------
     commencing on the date of the Agreement;

                 (vii) "Company Expenses" shall mean (A) all cost of goods sold
                        ----------------
     attributable to Company Revenue, (B) to the extent not included in clause
     (A) of this paragraph (vii), all costs and expenses incurred by Company (operating as a division of Purchaser) during the Company Earnout Period (calculated in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis with that used by Purchaser),
       ----
     including all selling, general and administrative expenses and engineering, research and development expenses, and all research and development expenses incurred by the employees of Company who remain employed by Purchaser and who are designing, developing and improving Company Products. With respect to clause (B) of the preceding sentence, because certain selling, general and administrative expenses and marketing expenses attributable to the generation of Company Revenues cannot easily be separated from selling, general and administrative expenses and marketing attributable to revenues of Purchaser that are not Company Revenues, there shall be allocated to Company Expenses as follows: an amount equal to (but not greater than) 5% of Company Revenues for corporate selling, general and administrative expenses, and 5% of Company Revenues for corporate marketing expenses.

             Company Expenses shall not include costs or expenses attributable to (1) interest expense, (2) income Taxes, (3) amortization of goodwill or
     (4) any portion of the Company Earnout Payment. Anything in this definition to the contrary notwithstanding, all costs of goods sold attributable to Company Resale Goods (as defined below) shall be excluded from the calculation of Company Expenses. "Company Resale Goods" shall mean products
                                       --------------------
    of Panasonic and JVC sold by the Company;

                 (viii) "Company Operating Profit" shall mean the difference
                         ------------------------
     obtained by subtracting Company Expenses from Company Revenues;

                 (ix) "Company Revenues" shall mean gross revenues (calculated
                       ----------------
     in accordance with GAAP applied on a consistent basis with that used by Purchaser) recognized by the Company (operating as a division of Purchaser) that are attributable to sales of the following products during the Company Earnout Period, net of customary and reasonable reserves established in connection with potential returns of any such products: (A) products that were being sold by the Company as of the date of the Agreement ("Existing Company Products"), (B) products that are
                 -------------------------
     enhancements, updates, improvements, releases, new features and other modifications and all works which constitute "derivative works" of the Existing Company Products, as such term is defined in 12 U.S. Code Section 101 ("Company Derivative Products") and (C) new products designed,
           ---------------------------
     developed and/or shipped by the Company (operating as a division of Purchaser) (the products described in clauses (A), (B) and (C) are collectively referred to as the "Company Products").
                                      ----------------

             Company Revenues shall not include revenue attributable to sales of the following products (1) Existing Purchaser Products, (2) products that are enhancements, updates, improvements, releases, new features and other modifications and all works that constitute "derivative works" of the Existing Purchaser Products, other than Company Derivative Products, and
     (3) new Purchaser products that are not included within clauses (A), (B) and (C) of the preceding paragraph. Anything in this definition to the contrary notwithstanding, all revenues attributable to Company Resale Goods shall be excluded from the calculation of Company Revenues;

                 (x) "Earnout Periods" shall mean the Avid Sports Earnout Period
                      ---------------
     and the Company Earnout Period, collectively;

                 (xi) "Earnout Trading Price" shall be the average of the last
                       ---------------------
     sale prices of a share of Purchaser Common Stock as reported on the Nasdaq National Market for the 20 trading days ending immediately prior to the date of final determination of the Earnout Payment in accordance with this
     Section 1.7;
     -----------

                 (xii) "Resale Goods" shall mean Avid Sports Resale Goods and
                        ------------
     Company Resale Goods;

                 (xiii) "Total Expenses" shall mean the sum of Avid Sports
                         --------------
     Expenses and Company Expenses;

                 (xiv) "Total Operating Profit" shall mean the difference
                        ----------------------
     obtained by subtracting Total Expenses from Total Revenues; and

                 (xv) "Total Revenues" shall mean the sum of Avid Sports
                       --------------
     Revenues and Company Revenues.

     For purposes of calculation of the Earnout Payment, references to Company shall mean references to the Surviving Corporation.

             (b) Calculation of Earnout Payment. In the event that during the
                 ------------------------------
     Earnout Periods:

                     (1) Total Operating Profit exceeds 10% of Total Revenues, Shareholders shall be entitled to receive a payment equal to (x) 55% of Total Revenues for the Earnout Periods minus (y) $7.0 million, payable in accordance with Section 1.7(c); or
                     --------------

                     (2) Total Operating Profit exceeds 15% of Total Revenues, Shareholders shall be entitled to receive a payment equal to (x) 77% of Total Revenues for the Earnout Periods minus (y) $7.0 million, payable in accordance with Section 1.7(c); or
                     --------------

                     (3) Total Operating Profit exceeds 20% of Total Revenues, Shareholders shall be entitled to receive a payment equal to (x) 96% of Total Revenues for the Earnout Periods minus (y) $7.0 million, payable in accordance with Section 1.7(c).
                     --------------

         No Earnout Payment shall be made if Total Operating Profit does not exceed 10% of Total Revenues during the Earnout Periods. To the extent that Total Operating Profit exceeds Total Revenues by a percentage other than 10%, 15% and 20%, Shareholders shall be entitled to receive a payment equal to that percentage of Total Revenue for the Earnout Periods determined by applying a straight-line, pro rata calculation of between 55% and 77% (if Total Operating Profit exceeds Total Revenues by a percentage that falls between 10% and 15%), between 77% and 96% (if Total Operating Profit exceeds Total Revenues by a percentage that falls between 15% and 20%), and 96% (if Total Operating Profit exceeds Total Revenues by a percentage that falls above 20%), minus, in each case $7.0 million. The provisions of this paragraph shall not apply to the additional Earnout Payment referred to in the next paragraph of this subsection (b).

         In addition, there shall be added to any Earnout Payment otherwise payable an amount equal to twice the gross margin earned by Avid Sports and the Company, collectively, attributable to the sale of Resale Goods during the Earnout Periods, calculated in accordance with GAAP as consistently applied by Purchaser, anything herein to the contrary notwithstanding.

             (c) Payment of Earnout. In the event that an Earnout Payment is
                 ------------------
     payable in accordance with Section 1.7(b), Purchaser shall pay to the
                                --------------
     Shareholders that number of shares of Purchaser Common Stock equal to the quotient of (x) the amount of the Earnout Payment divided by (y) the Earnout Trading Price. In the event that the issuance of the shares of Purchaser Common Stock in satisfaction of the Earnout Payment would trigger a requirement of Purchaser shareholder approval of the transactions contemplated hereby under Section 903 of the California General Corporation Law, Purchaser agrees to promptly solicit its shareholders for such approvals as would be necessary for the issuance of such shares and use its best efforts to obtain such approval. If such approval is not forthcoming, the amount not able to be so paid by the Purchaser in shares shall be paid in immediately available funds. Payment of the Earnout Payment shall be made within 45 days after the end of the Earnout Periods unless the Shareholders give notice of disagreement to the Purchaser in accordance with Section 1.7(d)(ii), in which case, the Earnout Payment shall be made
          ------------------
     within 15 days following final resolution of such disagreement or, if any approvals of Purchaser's shareholders is required, within three business days of the receipt of such approvals (or the date that such approval is voted down by the shareholders of Purchaser, as the case may be). Any Purchaser Shares issued to the Shareholders shall be issued to the Shareholders pro rata in accordance with the percentage ownership of the Company as of the date hereof as set forth on Schedule 1.1 hereto. In the
                                                   ------------
     event that any portion of the Earnout Payment is not made within 45 days after the end of the Earnout Periods, interest shall accrue and be payable by the Purchaser on the unpaid portion at the prime lending rate of Citibank, N.A. then in effect as specified in the Wall Street Journal beginning on the forty sixth day following the Earnout Periods through the date on which such amounts are paid; provided, however, that such interest
                                          --------  -------
     shall be payable in shares of Purchaser Common Stock, calculated and payable in the same manner as the Earnout Payment.

             (d) Mechanics for Determination of Total Revenues, Total Expenses
                 -------------------------------------------------------------
     and Total Operating Profit.
     --------------------------

                 (i) Not later than 30 calendar days following the end of the Earnout Periods, Purchaser shall deliver to the Shareholders a statement of the Total Revenues, Total Expenses and Total Operating Profit for the Earnout Periods as well as the calculation of gross margin on the Resale Goods (the "Statement of Total Operating Profit"), which will be determined
                 -----------------------------------
     in accordance with GAAP applied on a basis consistent with that used by Purchaser (both historically and during the Earnout Periods) in preparation of Purchaser's consolidated financial statements and certified to such effect by Purchaser's Chief Financial Officer.

                 (ii) Not later than 30 calendar days following the end of the Avid Sports Earnout Period, Purchaser shall deliver to the Shareholders a statement of the Avid Sports Revenues, Avid Sports Expenses and Avid Sports Operating Profit for the Avid Sports Earnout Period as well as the calculation of gross margin on the Avid Sports Resale Goods (the "Statement
                                                                       ---------
     of Avid Sports Operating Profit"), which will be determined in accordance
     -------------------------------
     with GAAP applied on a basis consistent with that used by Purchaser (both historically and during the Avid Sports Earnout Period) in preparation of Purchaser's consolidated financial statements and certified to such effect by Purchaser's Chief Financial Officer.

                 (iii) Not later than 30 calendar days following the end of the Company Earnout Period, Purchaser shall deliver to the Shareholders a statement of the Company Revenues, Company Expenses and Company Operating Profit for the Company Earnout Period as well as the calculation of gross margin on the Company Resale Goods (the "Statement of Company Operating
                                              ------------------------------
     Profit"), which will be determined in accordance with GAAP applied on a
     ------
     basis consistent with that used by Purchaser (both historically and during the Company Earnout Period) in preparation of Purchaser's consolidated financial statements and certified to such effect by Purchaser's Chief Financial Officer. The Statement of Total Operating Profit, the Statement of Avid Sports Operating Profit and the Statement of Company Operating Profit shall collectively be referred to herein as the "Statements").
                                                             ----------

                 (iv) If, within 30 days following receipt by the Shareholders of the Statements, the Shareholders determine in good faith that the amount of Avid Sports Revenue, Avid Sports Expenses, Avid Sports Operating Profit, Company Revenue, Company Expenses, Company Operating Profit, Total Revenue, Total Expenses, Total Operating Profit, or said gross margin as so computed on one or more of the Statements is inaccurate, the Shareholders shall give notice to Purchaser within such 30 day period, (A) setting forth the Shareholders' determination of the Avid Sports Operating Profit, Company Operating Profit, Total Operating Profit and/or Avid Sports Revenue, Company Revenue and Total Revenue, as applicable, and (B) specifying in reasonable detail the nature of the Shareholders' basis for its disagreement with Purchaser' calculation (including whether Avid Sports Operating Profit, Company Operating Profit and/or Total Operating Profit, as applicable, was maximized in the application of GAAP); provided,
                                                               --------
     however, that the Shareholders shall be provided with full access to
     -------
     Purchaser's financial records in connection with the Shareholders' determination of Avid Sports Operating Profit, Company Operating Profit, Total Operating Profit and/or Avid Sports Revenue, Company Revenue and Total Revenue, as applicable, and, consistent with Purchaser's best efforts, the work papers of Purchaser's accountants. The failure of the Purchaser to provide the Shareholder with full access to the Purchaser's financial records shall constitute Purchaser's acceptance of the Shareholders' determination of Avid Sports Operating Profit, Company Operating Profit, Total Operating Profit and/or Avid Sports Revenue, Company Revenue and Total Revenue, as applicable. The failure by the Shareholders to express its disagreement within such 30 day period shall constitute acceptance by Shareholders of the amount of Avid Sports Operating Profit, Company Operating Profit, Total Operating Profit and/or Avid Sports Revenue, Company Revenue and Total Revenue so computed on the Statements. If Purchaser and the Shareholders are unable to resolve their disagreement within 15 days after receipt by Purchaser of notice of such disagreement, the items in dispute, including whether the Avid Sports Operating Profit, Company Operating Profit and/or Total Operating Profit, as applicable, was maximized in the application of GAAP, will be referred to a "big five" accounting firm selected by the Shareholders (the "Accountant") within such 15 day period. The Accountant shall make a
      ----------
     determination as to each of the items in dispute (including, if requested, the ascertation of whether Avid Sports Operating Profit, Company Operating Profit and/or Total Operating Profit, as applicable, was maximized consistent with GAAP), which determination shall be (i) in writing, (ii) furnished to Purchaser and the Shareholders as promptly as practicable after the items in dispute have been referred to the Accountant, (iii) made in accordance with the accounting principles and procedures provided for in
     Section 1.7(d)(i) above for the preparation of the Statements and (iv)
     -----------------
     conclusive and binding
     on Purchaser and the Shareholders. The fees and expenses of the Accountant (the "Accounting Fees") shall be paid half by Purchaser and half by the
           ---------------
     Shareholders. Any amounts of the Earnout Payment that are not in dispute shall be paid within three business days after agreement by the parties with respect thereto.

         2. This Amendment shall be governed by California law and may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

     3. Except as expressly amended by this Amendment, all provisions of the Agreement shall remain in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

               IN WITNESS WHEREOF, the parties execute this Amendment as of the date referred to above.

                                Pinnacle Systems, Inc.,
                                a California corporation


                                By:  /s/ Robert Wilson
                                     ---------------------------------------
                                Title: President, Broadcast Solutions Division
                                       -------------------------------------


                                1117 Acquisition Corporation,
                                a Delaware corporation


                                By:  /s/ Robert Wilson
                                     ---------------------------------------
                                Title: President
                                       -------------------------------------


                                David Engelke
                                     /s/ David Engelke
                                --------------------------------------------


                                Bryan Engelke
                                     /s/ Bryan Engelke
                                --------------------------------------------